EXHIBIT10.57(d)

THIRD AMENDMENT

TO

AGREEMENT OF PURCHASE AND SALE (with Escrow Instructions) AND

LEASEBACK

Amendment made as of this 12TH day of July, 2004 by and between THE PRICE GROUP, LLC, a California limited liability company (referred to herein as “Purchaser”) and PRICESMART, INC., a Delaware corporation, as agent for and on behalf of its wholly-owned (through a subsidiary company) subsidiary Inmobiliaria PriceSmart, S.A., a Dominican Republic company (referred to herein as “Seller”)

Recitals

A) Purchaser and Seller are parties to an Agreement of Purchase and Sale (with Escrow Instructions) and Leaseback dated May 6, 2004 as amended by a letter dated May 20, 2004 and a Second Amendment dated June 1, 2004 (collectively the “Agreement”)

B) Purchaser and Seller wish to further amend the Agreement as provided herein.

NOW THEREFORE, the parties agree that the Agreement is amended as follows:

1. All words and terms used herein shall have the same meaning as in the Agreement unless otherwise specified.

2. The time period for either Purchaser or Seller to terminate the Agreement, under Section 1.04 (C) the Agreement, is hereby extended up to and including August 28, 2004.

3. Section 4.02 is amended by deleting the first sentence of such Section in its entirety and substituting the following sentence in its place:

“No later than thirty (30) days prior to the Closing, Seller and Purchaser shall open an escrow with the Escrow Agent and shall deposit with the Escrow Agent a fully executed counterpart of this Agreement for use as escrow instructions.”

4. Section 2.03(B) is amended and restated in its entirety as follows:

“No later than August 28, 2004 the Boards of Directors of PriceSmart, Inc., and Inmobiliaria PriceSmart, S.A. and/or an authorized Committee of such Boards, have approved the final terms and conditions of the sale to Purchaser of the Subject Property under this Agreement.”

5. Subject to the amendments herein the Agreement remains in full force and effect.

Executed on the date first written above.

PURCHASER		SELLER

The Price Group, LLC		PriceSmart, Inc., as Agent on behalf of its wholly-owned subsidiary PriceSmart Inmobiliaria, S.A.

by	/s/ Jim Cahill	by	/s/ Robert M. Gans
	its Manager		its Executive Vice President